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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

        The director of Washington Banking Company (the "Company"), whose signature appears below, hereby appoints Michal D. Cann or Karl C. Krieg, III, or either of them, as his attorney to sign, in his name and behalf and in any and all capacities stated below, the Company's Form 10-K Annual Report pursuant to Section 13 of the Securities Exchange Act of 1934, and likewise to sign any and all amendments and other documents relating thereto as shall be necessary, such person hereby granting to each such attorney power to act with or without the other and full power of substitution and revocation, and hereby ratifying all that any such attorney or his substitute may do by virtue hereof.

        This Power of Attorney has been signed by the following person in the capacity indicated, on the 18 day of March, 1999.


Signature                                                  Title
---------                                                  -----
/s/  Michal D. Cann                                        Director
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Michal D. Cann

/s/  Orlan D. Dean                                         Director
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Orlan D. Dean

/s/  Marlen L. Knutson                                     Director
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Marlen L. Knutson

/s/  Karl C. Krieg, III                                    Director
----------------------------------
Karl C. Krieg, III

/s/  Jay T. Lien                                           Director
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Jay T. Lien

                                                           Director
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Robert C. Olson

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
/s/  Anthony B. Pickering                                  Director
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Anthony B. Pickering

/s/  Larry Scodeller                                       Director
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Larry Scodeller

                                                           Director
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Alvin J. Sherman

/s/  Edward J. Wallgren                                    Director
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Edward J. Wallgren